Exhibit 99.2

PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO American Public Education, Inc. Fourth Quarter and Full Year 2021 Results March 2, 2022

Safe Harbor Statement Please note that statements made in this presentation regarding American Public Education and its subsidiaries (the “Company”) that are not historical facts may be forward - looking statements based on current expectations, assumptions, estimates and projections about the Company and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from those expressed or implied by such statements . Forward - looking statements may be able to be identified by words such as anticipate, believe, seek, could, estimate, expect, intend, may, plan, should, will, would, and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding the impact of recent disruption to the Army’s tuition assistance programs, expected growth, registrations and enrollments, revenues, net income, earnings per share and EBITDA, expected benefits of the acquisition of Rasmussen University, the closing of the acquisition and its timing, expected financial results for Rasmussen, future impacts of the COVID - 19 pandemic, the ability to transform the student experience and deliver a return on learners’ educational investment, the impact of organizational changes, the ability to maintain an attractive risk profile, plans with respect to recent, current and future initiatives, and future demand for online and nursing education . Actual results could differ materially from those expressed or implied by forward - looking statements as a result of various factors, including risks related to the effects of and the Company’s response to the COVID - 19 pandemic, including impacts on the demand environment as the pandemic abates, changes to and expectations regarding enrollment, registrations and the composition of the student body of the Company’s institutions, the Company’s dependence on the effectiveness of its ability to attract students who persist in its institutions’ programs, actions taken by the Department of Defense or branches of the U . S . Armed Forces, including ongoing impacts related to the disruption and suspension of Department of Defense tuition assistance, the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students ; the Company’s failure to comply with regulatory and accrediting agency requirements and to maintain institutional accreditation ; the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid ; the Company’s need to successfully adjust to future market demands by updating existing programs and developing new programs, entering into and integrating acquisitions, including the integration of Rasmussen University and Graduate School USA, and the risk factors described in the risk factor section and elsewhere in the Company’s annual report on Form 10 - K and in the Company’s other SEC filings . You should not place any undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2

3 Table of Contents 1. APEI and Education Unit Enrollment Updates 2. 4Q and Full Year 2021 Financial Results & 1Q 2022 Outlook

Market Leading Positions with Service - Minded Students HEROIC TM Affordable High - Quality Outcomes - Focused #1 Educator of Active - Duty Military and Veterans #1 Educator in Creating New Nurses HEROIC TM : Higher Education Return on Investment for Customers 4 Leading provider of Federal workforce training Only Educator with a Full Ladder of Nursing Curriculum 1 APEI is the largest educator of ADN and PN pre-licensure nurses in the United States

APEI: Building a National Nursing Platform to Address Chronic Issue

apei AMERICAN PUBLIC EDUCATION, INC.

Chronic Nursing Shortfall

- BLS annual job projections:
  - RNs: 9% increase from 2020 to 2030; 195k annual openings
  - PNs: 9% increase from 2020 to 2030; 61k annual openings
- More than 40% of nursing population is age 55+
- Healthcare systems experiencing depressed margins on elevated temporary and overtime labor costs
- APEI's curriculum gets new LPNs to work in as little as 15 months and new RNs to work in as little as 2.5 years.
- Significant barriers to entry exist due to regulatory, state board, and accreditation requirements; clinical partnership needs; and physical campus locations needed in pre-licensure space

APEI's Nursing Platform


Hondros
Rasmussen
Current Campuses
Future Campuses

30 campuses

$204MM in revenue[1]

1.Pro forma trailing twelve months 12/31/21

APEI's Full Nursing Curriculum Ladder

		RU	APUS	HCN
Post-Licensure *Online*	Doctor of Nursing Practice (DNP)	•		
	Family Nurse Practitioner (Masters) 2022	•		
	Master of Science in Nursing (MSN)	•	•	
	RN to MSN		•	
	RN to BSN	•	•	
Pre-Licensure *Campus, online*	Accelerated (ABSN) and Traditional (BSN) Bachelor of Science in Nursing	•		
	Associate Degree Nurse (RN)	•		•
	Direct Entry Associate Degree Nurse (RN)			•
	Practical Nursing Diploma (LPN)	•		•

- ✓ **Laddered program** that encompasses nursing education lifecycle
- ✓ **RN program** has significant enrollment due to market demand
- ✓ Attractive **multiple entry points** for diverse populations
- ✓ **15 additional programs** in Allied Health and Healthcare Administration

5

• 1Q22 Total nursing student enrollment growth of 4% versus prior year comparable period, comping to tough growth periods • Enrollment caps raised again at HCN Indianapolis campus APEI Nursing Enrollment Update 4Q 2021 1Q 2022 6 • 4Q21 nursing enrollment reached record number • 10% growth in nursing in total, record enrollment levels at both Rasmussen and HCN • 50+% of Rasmussen Total Enrollments are in Nursing Education • 100% of Hondros Enrollments are in Nursing Education 6,700 1,600 8,300 8,000 2,140 10,140 8,700 2,510 11,210 Rasmussen HCN Total Nursing Nursing Enrollment 4Q 2019 4Q 2020 4Q 2021 + 8% + 17% + 10%

Significant rebound in Army registrations at APUS • 4Q21 APUS military registrations strong, offsetting broader education sector enrollment headwinds • 1Q22 APUS registrations of approximately 0 - 3% growth versus prior year period or between 92.9K and 95.7K enrollments • Strong military registrations, partly offset by non - military and veteran broader market decline APUS and Rasmussen Non - Nursing Enrollment Update APUS Rasmussen Non - Nursing 7 Rasmussen continues to direct marketing resources toward nursing vs non - nursing enrollments • 4Q21 Rasmussen non - nursing enrollment was impacted by the broader economic environment leading to enrollment performance in - line with the broader peer group • 1Q22 Rasmussen non - nursing enrollments of 7,800 • Down roughly 14% from 1Q21 +4% 2 Yr CAGR - 8% 2 Yr CAGR 84.8K 89.6K 90.3K 88.4K 353.1K 92.9K 82.6K 83.1K 86.6K 345.3K 1Q 2Q 3Q 4Q YTD APUS Net Course Registrations 2020 2021 + 10% - 8% - 8% - 2% Army IgniteED Portal Issue - 2%

Table of Contents 8 1. APEI and Education Unit Enrollment Updates 2. 4Q and Full Year 2021 Financial Results & 1Q 2022 Outlook

Fourth Quarter and Full Year 2021 Financial Highlights Financial Summary Capitalization and Liquidity (1) During the third quarter of 2021, we revised our reportable segments and updated the results for the prior period to conform to the current period presentation. (2) EBITDA plus stock comp, loss on disposal of long - lived assets, and M&A - related professional and integration fees. Please refer to appendix for GAAP to Non - GAAP reconciliation. 9 Solid liquidity position: • $123 million of unrestricted cash • $20 million undrawn revolver Three Months Ended Year Ended December 31, December 31, 2021 2020 % Change 2021 2020 % Change ($ in millions) APUS Revenue (1) 73.4 75.6 -3% 283.7 285.9 -1% Rasmussen Revenue 68.4 - N/A 89.5 - N/A HCN Revenue 12.3 10.4 18% 45.8 36.1 27% Corporate, other, and Eliminations (1) (0.0) (0.1) NM (0.2) (0.2) NM Total revenue 154.0 85.9 79% 418.8 321.8 30% Net income (loss) 9.4 7.1 33% 17.8 18.8 -6% Adjusted EBITDA (2) 29.3 15.8 86% 64.7 50.6 28% EPS (diluted) 0.50 0.47 6% 0.97 1.25 -22%

These statements are based on current expectations. These statements are forward - looking and actual results may differ materially. (1) APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. (2) HCN and Rasmussen student enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty. (3) Please refer to appendix for GAAP to Non - GAAP reconciliation APEI’s 1Q 2022 Outlook 10 First Quarter 2022 Guidance Full Year 2021 Guidance (Approximate) (% Yr/Yr Change) APUS Net course registrations 1 92,900 to 95,700 0% to 3% HCN Student enrollment 2 2,500 8% RU Student enrollment 2 16,200 -7% - Nursing 8,400 2% - Non-Nursing 7,800 -14% ($ in millions except EPS) APEI Consolidated revenue $155 to $159 75% to 80% APEI Consolidated net income $2.3 to $3.3 -72% to -59% APEI Adjusted EBITDA 3 $17.7 to $19.8 10% to 23% APEI Diluted EPS $0.12 to $0.17 -76% to -65%

Thank You

Appendix: Enrollment and Registration Summary 12 4Q 2021 4Q 2020 % Change APUS Registrations 86,600 88,400 -2% Total Rasmussen Enrollment 17,100 17,700 -3% Rasmussen Nursing Enrollment 8,700 8,000 8% Rasmussen Non-Nursing Enrollment 8,400 9,700 -13% HCN Enrollment 2,510 2,140 17%

American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures 13 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)         Net income $ 9,381 $ 7,071 17,752 18,822 Income tax expense 4,002 2,729 7,511 7,020 Interest expense (income) 3,110 (90) 4,277 (1,092) Equity investment loss 4 5 831 7 Depreciation and amortization 8,271 3,029 17,832 12,984 EBITDA 24,768 12,744 48,203 37,741 Stock Compensation 1,685 1,810 7,654 7,075 Loss on disposals of long-lived assets 1,100 109 1,282 851 M&A - related professional fees 1,791 1,153 7,574 4,956 Adjusted EBITDA $ 29,344 $ 15,816 64,713 50,623 Twelve Months Ended December 31, 2021 2020 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three and twelve months ended December 31, 2021 and 2020: Three Months Ended December 31, 2021 2020

American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures (continued) 14 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)     Net income $ 2,260 $ 3,310 Income tax expense 970 1,420 Interest income, net 3,370 3,370 Equity investment loss (income) - - Depreciation and amortization 7,940 7,940 EBITDA 14,540 16,040 Stock Compensation 2,450 2,450 M&A and integration - related professional fees 700 1,300 Adjusted EBITDA $ 17,690 $ 19,790 March 31, 2022 Low High The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three months ending March 31, 2022: Three Months Ending